UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2005

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)

(509) 458-3711

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01   Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 18, 2005, Sterling Financial Corporation (“Sterling”) entered into a $40 million seven-year secured variable-rate revolving credit agreement (the “Credit Facility”) with Bank of Scotland, replacing a $30 million credit facility Sterling had with U.S. Bank, N.A.  Although no funds are being drawn down initially, amounts loaned pursuant to the Credit Facility will bear Eurodollar interest at the LIBOR rate (as defined in the Credit Facility) plus a specified margin based on Sterling’s credit ratings and compliance with the terms of the Credit Facility.  The Credit Facility is secured by a portion of the preferred stock of Sterling’s wholly owned subsidiary Sterling Savings Bank.  The Credit Facility contains representations and warranties, and negative and affirmative covenants by Sterling, including financial covenants and restrictions on certain actions by Sterling, such as Sterling’s ability to incur debt, make investments and make acquisitions of other entities.  The Credit Facility may be terminated and loans under the Credit Facility may be accelerated if an event of default (as defined in the Credit Facility) occurs.  Sterling is obligated to commence repayment of any loan principal on the third anniversary of the date Sterling entered into the Credit Facility, and is permitted to prepay loan principal without penalty.  No amounts borrowed and repaid under the Credit Facility may be reborrowed.

The foregoing description of the Credit Facility is qualified in its entirety by reference to the text of the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

On May 19, 2005 Sterling issued a press release announcing the execution of the Credit Facility.  The text of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.   Financial Statements and Exhibits.

(c)  The following exhibit is filed herewith:

Exhibit No.	Exhibit Description

10.1	Credit Agreement dated May 18, 2005, by and among Sterling Financial Corporation, as Borrower, and Bank of Scotland, as Lender, Administrative Agent and Collateral Agent.

99.1	Press release text of Sterling Financial Corporation dated May 19, 2005.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

May 20, 2005	By:	/s/ Daniel G. Byrne
Date		Daniel G. Byrne
Executive Vice President, Assistant Secretary and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Credit Agreement dated May 18, 2005, by and among Sterling Financial Corporation, as Borrower, and Bank of Scotland, as Lender, Administrative Agent and Collateral Agent.

99.1	Press release text of Sterling Financial Corporation dated May 19, 2005.